SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                                       Date of Report (Date of earliest event reported) October 19, 2006

Systems Evolution, Inc.

(Exact name of Registrant as specified in its charter)

Idaho	000-31090	82-0291029
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10777 Westheimer Road, Suite 810
Houston, Texas 77042
(Address of principal executive offices)

(713) 979-1600
(Registrant’s Telephone Number)

______________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2006, the Company’s Board of Directors authorized, and the Company subsequently filed a Form 15 with the Securities and Exchange Commission on October 19, 2006. Pursuant to the filing, the Company will no longer file reports under Section 13 and 15(d) of the Securities and Exchange Act of 1934 and will trade on the Pink Sheets, LLC quotation system.

Section 9 - Financial Statements and Exhibits

       Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

99.1	October 17, 2006 Board of Directors resolution authorizing filing of Form 15.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYSTEMS EVOLUTION, INC.
/s/ Robert C. Rhodes ______________
By:	Robert C. Rhodes
Its:	Chief Executive Officer